Supplement Dated September 28, 2011

To

Prospectuses Dated May 2, 2011

This supplement is intended for distribution with prospectuses dated May 2, 2011 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL	Majestic Performance VUL
Corporate VUL	Majestic VULX
Protection Variable Universal Life	Majestic Survivorship VULX
Survivorship Variable Universal Life	Majestic VCOLIX

Table of Investment Options and Investment Subadvisers

Effective September 26, 2011, the American Fundamental Holdings portfolio changed its name to Fundamental Holdings and the American Global Diversification portfolio changed its name to Global Diversification. In addition, each of these portfolios has revised its investment objective. Accordingly, we amend and restate the following disclosure under the Table of Investment Options and Investment Subadvisers to reflect these changes:

Fundamental Holdings (formerly American Fundamental Holdings)	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other JHVIT funds, funds of the American Funds Insurance Series and other investment companies and may invest in other types of investments. The portfolio may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.
Global Diversification (formerly American Global Diversification)	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other JHVIT funds, funds of the American Funds Insurance Series and other investment companies and may invest in other types of investments. The portfolio intends to invest, under normal circumstances, a portion of its assets in foreign securities or in funds that invest primarily in foreign securities. The portfolio may not invest in other JHVIT funds of funds or the following JHVIT feeder funds: American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL1 09/2011

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